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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 31, 1997, incorporated by reference in United States Satellite Broadcasting Company, Inc.'s Form 10-K for the year ended June 30, 1997, and to all references to our Firm included in this Registration Statement.

                                 /s/ Arthur Andersen LLP
                                 ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
November 18, 1997

                                       23.2-1